SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2016

NEW GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

WYOMING	333-179669	45-4349842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 East 17th Street, Suite 4217, Cheyenne, WY 82001

(Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(307) 633-9192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

New Global Energy, Inc. Board of Directors approved today the launch of Moringa Reserve, LLC to develop, operate, distribute and sell Moringa-based products to U.S. retail markets.

Moringa Reserve, LLC will be operated as a joint venture and be owned equally by New Global Energy and Moringa Energy, LLC, whose principals are the owners of a large Moringa farm located in Leon, Nicaragua. The 180-acre farm is a leading source of nutrient rich Moringa and will provide Moringa Reserve access to quality Moringa in sufficient supplies to meet demand. The companies signed a definitive operating agreement and production is expected to begin in the second quarter of 2017.

Item 3.02 Unregistered Sale of Equity Securities

Pursuant to a services agreement with CIM Securities, LLC, and in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Rule 506 thereunder, the company issued 20,000 shares of its common stock to CIM Securities, LLC and 80,000 shares of its common stock to John G. Myers in exchange for services and for cash equal to $0.001 per share.

Also pursuant to a services agreement with Levelogic, Inc., and in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Rule 506 thereunder, the company issued 100,000 shares of its common stock to Levelogic, Inc. at $0.30 per share.

Option Grants:

The Company grants the following options for the purchase of common stock:

(a)	Grantee:	Moringa Energy, LLC, a Florida LLC
(b)	Date of grant:	April 28, 2016
(c)	Number of shares optioned:	428,530
(d)	Option exercise price per share:	$0.30
(e)	Exercise Dates:
	200,000 shares	After May 1, 2016 until May 1, 2026
	228,530 shares	After May 1, 2018 until May 1, 2026

and

(a)	Grantee:	XL BioFuels, Inc.
(b)	Date of grant:	May 2, 2016
(c)	Number of shares optioned:	800,000
(d)	Option exercise price per share:	$0.30
(e)	Exercise Dates:
	350,000 shares	After June 1, 2016 until June 1, 2021
	250,000 shares	After June 1, 2017 until June 1, 2022
	200,000 shares	After June 1, 2018 until June 1, 2023

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and

(a)	Grantee:	BioGlobal Resources, Inc.
(b)	Date of grant:	May 2, 2016
(c)	Number of shares optioned:	800,000
(d)	Option exercise price per share:	$0.30
(e)	Exercise Dates:
	350,000 shares	After June 1, 2016 until June 1, 2021
	250,000 shares	After June 1, 2017 until June 1, 2022
	200,000 shares	After June 1, 2018 until June 1, 2023

and

(a)	Grantee:	PERRY DOUGLAS WEST
(b)	Date of grant:	May 2, 2016
(c)	Number of shares optioned:	1,000,000
(d)	Option exercise price per share:	$0.30
(e)	Exercise Dates:
	500,000 shares	After June 1, 2016 until June 1, 2021
	300,000 shares	After June 1, 2017 until June 1, 2022
	200,000 shares	After June 1, 2018 until June 1, 2023

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Operating Agreement of Moringa Reserve LLC

10.2	Option Agreement: Moringa Energy, LLC

10.3	Option Agreement: XL Bio Fuels, Inc.

10.4	Option Agreement: Bio Global Resources, Inc.

10.5	Option Agreement: Perry Douglas West

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Global Energy, Inc.

Date: May 3, 2016	By:	/s/ Perry Douglas West
Perry Douglas West
CEO

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